                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A

                   PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]     Preliminary Proxy Statement
[  ]     Confidential, For Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
[  ]     Definitive Proxy Statement
[  ]     Definitive Additional Materials
[X]      Soliciting Material Pursuant to Section 240.14a-12

                                   ICO, INC.
                (Name of Registrant as Specified In Its Charter)



    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      (1)      Title of each class of securities to which transaction applies:
      (2)      Aggregate number of securities to which transaction applies:
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
      (4)      Proposed maximum aggregate value of transaction:
      (5)      Total fee paid.
[ ]   Fee paid previously with preliminary materials.
[ ]   Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1)      Amount Previously Paid:
      (2)      Form, Schedule or Registration Statement No.:
      (3)      Filing Party:
(4)   DATE FILED:

[ICO logo appears here]
                                                         Corporate Headquarters
                                                   11490 Westheimer, Suite 1000
                                                           Houston, Texas 77077

                                                  NEWS RELEASE
TO:                                               Contact: Jason Duran
                                                           Al Pacholder
                                                  Phone:   281-721-4200
                                                  Fax:             281-721-4251
                                                  Website: www.icoinc.com
                                                           --------------
                                                  Pages:   2
-------------------------------------------------------------------------------

                     ICO RESPONDS TO TRAVIS STREET PARTNERS

         February 12, 2001 - HOUSTON, TEXAS - ICO, Inc. (NASDAQ: ICOC) announced today that it has sent the following letter to Travis Street Partners, LLC:

         February 12, 2001

         Travis Street Partners, LLC                        Via Facsimile
         910 Travis Street                                  and Regular Mail
         Suite 2150
         Houston, TX  77002
         Attention:  Timothy Gollin

         Dear Mr. Gollin:

         We have received your letter of February 7. We reject your invitation to repeat the false information you have been spreading. Our review of the revised preliminary proxy materials you filed last week revealed that you had removed several of the more glaringly incorrect statements -- only after you had made these statements public, and only after we had brought them to the attention of the Staff of the Securities and Exchange Commission.

         In our view, these kinds of statements are designed to further your attempt to buy ICO at the cheapest possible price. As we have written, our goal is to enhance value for all ICO shareholders.

         ICO's shareholders are best served by a commitment to serve their interests, not by cheap public relations games and stunts in furtherance of a highly conditional acquisition proposal. Your campaign of daily denigration will not distract us from our efforts to unlock ICO's value for all of our shareholders. That value belongs to the shareholders, not to opportunistic bidders.

         Very truly yours,


         Al O. Pacholder
         Chairman of the Board and
         Chief Financial Officer


         ICO, Inc. (the "Company") strongly advises all shareholders to read the Company's proxy statement, which will be filed with the Securities and Exchange Commission. The Company's proxy statement will contain important information that you should consider before making any decisions about the proposals to be voted on at the Company's Annual Meeting. When completed, the Company's proxy statement will be mailed to all ICO shareholders and will be available at no charge at the SEC's web site at http://www.sec.gov or from the Company by contacting Innisfree M&A Incorporated, toll-free, at 888-750-5834.

         In addition, the identity of the people who, under SEC rules, may be considered "participants in the solicitation" of ICO shareholders by ICO's Board of Directors and any description of their interests, are available in an SEC filing under Schedule 14A made by ICO on January 9, 2001.

         Statements regarding the Board's and its adviser's review of strategic alternatives, future values, as well as any other statements that are not historical facts in this letter are forward-looking statements under applicable securities laws and involve certain risks, uncertainties and assumptions. These include but are not limited to, outcome of the review, the market for the Company's businesses and securities, demand for the Company's services and products, business cycles and other conditions of the oil and gas and petrochemical industries, prices of commodities, acquisition risks, international risks, operational risks, and other factors detailed in the Company's Form 10-K for the fiscal year ended September 30, 2000, and its other filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated.

The following is also included in ICO, Inc.'s Web site:

[ICO logo appears here]
                                                         Corporate Headquarters
                                                   11490 Westheimer, Suite 1000
                                                           Houston, Texas 77077

                                                                   NEWS RELEASE
TO:                                              Contact: Jason Duran
                                                          Al Pacholder
                                                 Phone:   281-721-4200
                                                 Fax:     281-721-4251
                                                 Website: www.icoinc.com
                                                          --------------
                                                 Pages:   2
-------------------------------------------------------------------------------

                     ICO RESPONDS TO TRAVIS STREET PARTNERS

         February 12, 2001 - HOUSTON, TEXAS - ICO, Inc. (NASDAQ: ICOC) announced today that it has sent the following letter to Travis Street Partners, LLC:

         February 12, 2001

         Travis Street Partners, LLC                          Via Facsimile
         910 Travis Street                                    and Regular Mail
         Suite 2150
         Houston, TX  77002
         Attention:  Timothy Gollin

         Dear Mr. Gollin:

         We have received your letter of February 7. We reject your invitation to repeat the false information you have been spreading. Our review of the revised preliminary proxy materials you filed last week revealed that you had removed several of the more glaringly incorrect statements -- only after you had made these statements public, and only after we had brought them to the attention of the Staff of the Securities and Exchange Commission.

         In our view, these kinds of statements are designed to further your attempt to buy ICO at the cheapest possible price. As we have written, our goal is to enhance value for all ICO shareholders.

         ICO's shareholders are best served by a commitment to serve their interests, not by cheap public relations games and stunts in furtherance of a highly conditional acquisition proposal. Your campaign of daily denigration will not distract us from our efforts to unlock ICO's value for all of our shareholders. That value belongs to the shareholders, not to opportunistic bidders.

         Very truly yours,


         Al O. Pacholder
         Chairman of the Board and
         Chief Financial Officer

         ICO, Inc. (the "Company") strongly advises all shareholders to read the Company's proxy statement, which will be filed with the Securities and Exchange Commission. The Company's proxy statement will contain important information that you should consider before making any decisions about the proposals to be voted on at the Company's Annual Meeting. When completed, the Company's proxy statement will be mailed to all ICO shareholders and will be available at no charge at the SEC's web site at http://www.sec.gov or from the Company by contacting Innisfree M&A Incorporated, toll-free, at 888-750-5834.

         In addition, the identity of the people who, under SEC rules, may be considered "participants in the solicitation" of ICO shareholders by ICO's Board of Directors and any description of their interests, are available in an SEC filing under Schedule 14A made by ICO on January 9, 2001.

         Statements regarding the Board's and its adviser's review of strategic alternatives, future values, as well as any other statements that are not historical facts in this letter are forward-looking statements under applicable securities laws and involve certain risks, uncertainties and assumptions. These include but are not limited to, outcome of the review, the market for the Company's businesses and securities, demand for the Company's services and products, business cycles and other conditions of the oil and gas and petrochemical industries, prices of commodities, acquisition risks, international risks, operational risks, and other factors detailed in the Company's Form 10-K for the fiscal year ended September 30, 2000, and its other filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated.